(reg.tm)

                                   (reg.tm)

DREYFUS INTERNATIONAL GROWTH FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                              095AR985

International

Growth Fund

Annual Report

May 31, 1998




       (2) Morgan Stanley Capital International Europe, Australasia, Far East Index. For more information concerning the Fund's performance, please see the other information within this report.

DREYFUS INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  Dreyfus International Growth Fund recorded a return of 8.42% for the 12-month period ended 5/31/98.* As shown at the right, this was lower than the 11.11%
return   recorded   by   the  Morgan  Stanley  Capital  International,  Europe,
Australasia, Far East (EAFE((reg.tm) )) Index for the period.** However, I am pleased to report that, after a disappointing period for your Fund's performance in the second half of calendar 1997 (corresponding roughly to the first half of the fund' s fiscal year) , the Fund has appreciated 17.32% in the first five months of calendar 1998, well ahead of the 15.06% recorded by the EAFE Index (see graph below).

  The clearly dominant investment issue in the year under review was the market and currency volatility in Asian emerging countries. Your Fund's direct exposure to Asian emerging markets was minimal during the year under review. Dreyfus International Growth Fund's underweight position in the U.K. (a strong performer for the period), its investments in Mexico, and several specific stock holdings such as Japanese appliance maker Daikin Industries, printer Dai Nippon Printing and Singapore based Overseas Union Bank (foreign shares) contributed to the fiscal year underperformance versus the EAFE Index. Strong performers for the period included European financial service stocks, the Fund's Italian portfolio and specific stocks such as U.K. software maker Misys, Dutch temporary employment service provider Unique International, and Ireland's Jurys Hotel Group.

Investment Approach

  During 14 years in international equity management, I have developed an investment process designed to deliver to investors a portfolio that includes a wide variety of holdings in 15 to 25 markets around the world, exposure to rapidly growing emerging markets when we believe they are attractive for investment, and active currency management. I evaluate growth, valuation, interest rates, liquidity, technical (1)Morgan Stanley Capital International Europe, Australasia, Far East Index. For more information concerning the Fund's performance, please see the other information within this report.



factors and currency in each of the world's major markets using PC-based tools developed over time. Markets and industry sectors will be overweighted, underweighted or market-weighted relative to the EAFE((reg.tm)) Index in a
disciplined    manner.

  Under its current strategy, the Fund may invest up to 30% of its assets in emerging markets when they are judged to be attractive. The reason for this current policy is twofold. First, successful emerging countries have the highest secular Gross Domestic Product (GDP) and Earnings Per Share (EPS) growth rates in the world, and an international portfolio should offer shareholders substantial exposure to this long-term opportunity. Second, emerging markets often reach valuation extremes seldom seen in more developed equity markets. Making a significant investment at the appropriate time could position the Fund
to    benefit    from    these    extraordinary    opportunities.

  In this investment process, we seek to manage stocks in a disciplined way. I search for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often have made a corporate change in management, strategy or business structure that will positively alter their future growth rate. Stocks purchased also need to have attractive valuations compared to both their own history and that of the local market. Generally, companies are sold when growth is forecast to fall below my own or consensus estimates, the valuation target is reached or the weighting in that market reduced as a result of an asset allocation decision.

  Foreign currencies are at least partially hedged, where practicable, when I believe that a given currency has 10% or more downside against the U.S. dollar over the next 12 to 18 months.

Current Strategy

  Four broad assumptions continue to drive the current strategy in the Fund. First, growth of the world economy will be significantly lower as a result of the currency turmoil that has recently swept emerging markets but there is a silver lining in that interest rates are likely to be lower also. Second, my research on both markets and individual stocks indicates that Continental Europe is an attractive area for investment. Third, Japan may be nearing the end of its seven-year-long bear market, a development that warrants close monitoring for potential opportunities. Last, emerging markets are likely to need more time to sort out their recent difficulties before they become a target for significant investment.

  Europe has become two distinct markets. The U.K. is experiencing declining corporate earnings growth, high interest rates and poor liquidity. While this market may become a much more fertile area for investment later in 1998, your Fund is currently underweight in the London market. Continental Europe is a completely different story. The Dreyfus International Growth Fund investment team believes the Continent will see strong earnings growth in 1998 even after adjusting for the difficulties in emerging markets. The team is even more bullish on Continental European earnings now than at the end of 1997. We believe that Europe is also beginning to benefit from the creation of private savings schemes and mutual funds as citizens of that region come increasingly to realize that government-sponsored pension plans alone will no longer assure a
comfortable    retirement.

  Many of your Fund' s Continental European investments continue to fall into three main categories. In terms of countries, the Continental European portfolio is diversified among 11 countries. But the emphasis - the largest market overweights in the region - are in those countries that we believe can be the greatest beneficiaries of the European Monetary Union. These are Italy, Spain and some of the smaller markets such as Portugal and Ireland. Among recently established investments in the Continental European markets are German retailer Douglas Holding, French hotel group Accor, and Olivetti, an Italian company formerly in the computer business that is in process of reinventing itself as a
telephone    service    provider.

  Japan remains a "wait and see" market. The economy remains mired in recession and earnings are in decline. Perhaps more importantly, the government and Japanese companies are moving only very, very slowly to implement the deregulatory and restructuring measures that have attracted equity capital to other international markets such as Germany, Italy, Spain, South Africa, Brazil and others. The graph to the right shows how powerful "investor friendly" reforms can be. German companies began serious restructuring efforts in the mid-1990s. While it is true that economic growth is partly responsible for the rise in the German Dax Index over the last several years, the higher profit margins, returns on assets and equity, and higher levels of secular profit growth produced by restructuring among German companies have, in my opinion, contributed greatly to the strong performance of the German market relative to the Japanese Nikkei. As can be seen from the Fund's Statement of Investments, as of May 31, 1998, the Fund had a total of approximately 10.6% of its portfolio invested in the common stock and/or perferred stock of German companies and approximately 7.1% of its portfolio invested in the common stock of Japanese companies.

  If more Japanese companies begin to embrace reform and restructuring, the upside potential for the Japanese Nikkei could become very large. But at the moment, liquidity remains very poor in the Tokyo market. While the economy may well pick up during the second half of 1998, driving stock prices moderately higher, the start of a possible new Japanese bull market awaits the investor-friendly reforms just mentioned. Your Fund' s investments in Japan remain at a minimal level while the Dreyfus International Growth Fund investment team closely evaluates ongoing news from Japan for evidence of opportunities.

  Following the Asian stock market and currency crisis of late 1997 and early 1998, true economic hardship - bankruptcies, unemployment, even social unrest - is hitting the region. This difficult period can be expected to continue for at least 12 months and possibly several years. Selected investment opportunities have appeared in the Asian region. However, your Fund's emerging markets investments remain at a low level.

    Source: Bloomberg

    For information concerning the Fund' s performance, please see the Fund performance information contained within this report.


  As   manager   of   Dreyfus  International  Growth  Fund  I  look  forward  to communicating with you again at the mid-point of this fiscal year in the semi-annual shareholder letter.

               Sincerely,





               Ron Chapman

               Portfolio Manager

June 22, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(reg.tm)) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.


DREYFUS INTERNATIONAL GROWTH FUND                                MAY 31, 1998
-----------------------------------------------------------------------------

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS INTERNATIONAL GROWTH FUND, AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA,
                        FAR EAST (EAFE((reg.tm))) INDEX

                                    Dollars

$16,009

Morgan Stanley Capital International Europe, Australasia, Far East EAFE((reg.tm) )Index*

$14,798

Dreyfus International Growth Fund

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

              One Year Ended                       From Inception (6/29/93)

               May 31, 1998                             to May 31, 1998

           ____________________                   __________________________

                   8.42%                                   8.29%
---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus International Growth Fund on 6/29/93 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index on that date. For comparative purposes, the value of the Index on 6/30/93 is used as the beginning value on 6/29/93. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R) ) Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report


DREYFUS INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                         MAY 31, 1998

Common Stocks--94.7%                                                                               Shares             Value
-------------------------------------------------------                                        ______________      ____________
          Brazil--.6% Companhia de Saneamento Basico do Estado

                                        de Sao Paulo                                                3,000,000      $    508,563

                                                                                                                   ____________

                       Canada--.3%  Canadian Conquest Exploration                      (a)            275,000           217,070

                                                                                                                   ____________

                     Denmark--1.0%  BG Bank                                                            13,000           764,503

                                                                                                                   ____________

                      Finland--.8%  Merita, Cl. A                                                     103,000           647,178

                                                                                                                   ____________

                     France--10.2%  Accor                                                               3,000           821,527

                                    Axa                                                                 8,000           909,136

                                    Banque Nationale de Paris                                           9,500           810,096

                                    Moet Hennessy Louis Vuitton                                         4,000           837,714

                                    SGS-Thomson Microelectronics (New York Shares)     (a)             19,000         1,470,125

                                    Societe Generale, Cl. A                                             4,000           790,989

                                    Suez Lyonnaise des Eaux                                             4,500           766,708

                                    Vivendi                                                             7,500         1,504,381

                                    Vivendi (Warrants)                                                  7,500            13,016

                                                                                                                   ____________

                                                                                                                      7,923,692

                                                                                                                   ____________

                     Germany--8.2%  Adidas-Salomon                                                      4,800           846,822

                                    Allianz                                                             2,000           631,756

                                    BETA Systems Software                                               5,000           392,047

                                    Commerzbank                                                        18,000           728,871

                                    Douglas Holding                                                    21,500         1,168,020

                                    Hoechst                                                            36,000         1,794,455

                                    Linde                                                               1,100           813,218

                                                                                                                   ____________

                                                                                                                      6,375,189

                                                                                                                   ____________

                     Ireland--3.2%  Bank of Ireland                                                    20,000           375,752

                                    Jurys Hotel Group                                                 145,000         1,300,651

                                    Ryanair Holdings, A.D.R.                                           23,000           807,875

                                                                                                                   ____________

                                                                                                                      2,484,278

                                                                                                                   ____________

                      Italy--16.7%  Aeroporti di Roma                                                  70,000         1,053,947

                                    Arnoldo Mondadori Editore                                          35,000           428,459

                                    Assicurazioni Generali                                             28,000           900,715

                                    Banca Popolare di Brescia                                         110,000         2,286,123

                                    Bulgari                                                           140,000           825,977

                                    ENI                                                               150,000         1,056,106

                                    Fiat                                                              169,000           754,717

                                    Istituto Bancario San Paolo di Torino                              56,000           882,834

                                    Istituto Mobiliare Italiano                                        54,000           922,024

                                    Istituto Nazionale delle Assicurazioni                            305,000           949,112

                                    La Rinascente                                                      80,000           786,160

                                    Olivetti                                           (a)            560,000           822,159

                                    Poligrafici Editoriale                                            135,000           429,303

                                    Telecom Italia                                                    120,000           898,679

                                                                                                                   ____________

                                                                                                                     12,996,315

                                                                                                                   ____________

DREYFUS INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                         MAY 31, 1998

Common Stocks (continued)                                                                          Shares             Value
---------------------------------------------------------------------------------              ______________      ____________

                       Japan--7.1%  Aiwa                                                               17,000      $    511,591

                                    Canon                                                              15,000           356,371

                                    Casio Computer                                                     37,000           343,629

                                    Dai Nippon Printing                                                24,000           393,952

                                    Daikin Industries                                                  70,000           416,775

                                    Isetan                                                             40,000           348,740

                                    Kao                                                                30,000           447,084

                                    Minebea                                                            42,000           429,676

                                    Nidec                                                               6,000           339,093

                                    Nintendo                                                            5,000           465,083

                                    Olympus Optical                                                    35,000           328,834

                                    SHIMANO                                                            21,000           488,337

                                    Wacoal                                                             45,000           453,564

                                    Yamanouchi Pharmaceutical                                           9,000           199,568

                                                                                                                   ____________

                                                                                                                      5,522,297

                                                                                                                   ____________

                      Mexico--1.3%  Grupo Carso, Cl. A1                                                80,000           407,026

                                    Grupo Financiero Banamex Accival, Cl. B            (a)            140,000           349,008

                                    Grupo Financiero Bancomer, Cl. B                                  620,000           309,122

                                                                                                                   ____________

                                                                                                                      1,065,156

                                                                                                                   ____________

                 Netherlands--7.2%  ABN AMRO Holding                                                   45,000         1,088,944

                                    ASM Lithography Holding                            (a)             11,200           429,100

                                    ING Groep                                                          14,000           960,696

                                    Koninklijke Numico                                                 23,000           808,000

                                    Royal Dutch Petroleum                                              21,000         1,195,826

                                    Unique International                                               35,000         1,170,435

                                                                                                                   ____________

                                                                                                                      5,653,001

                                                                                                                   ____________

                    Portugal--1.8%  Electricidade de Portugal                                          39,000         1,023,510

                                    Portugal Telecom                                                    7,000           367,414

                                                                                                                   ____________

                                                                                                                      1,390,924

                                                                                                                   ____________

                   Singapore--3.9%  Creative Technology                                (a)             20,000           363,853

                                    Development Bank of Singapore                                     201,500         1,213,928

                                    Keppel                                                            165,000           328,721

                                    Overseas Union Bank                                               365,000         1,110,349

                                                                                                                   ____________

                                                                                                                      3,016,851

                                                                                                                   ____________

                South Africa--2.2%  Barlow                                                             40,000           327,646

                                    Liberty Life Association of Africa                                 15,000           413,533

                                    Primedia (Units)                                                   45,000           388,232

                                    Real Africa Holdings                               (a)            128,606           580,946

                                                                                                                   ____________

                                                                                                                      1,710,357

                                                                                                                   ____________

DREYFUS INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                         MAY 31, 1998

Common Stocks (continued)                                                                           Shares             Value
----------------------------------------------------------------------------------------------  ______________     ____________

                       Spain--8.3%  Adolfo Dominguez                                   (a)             13,000      $    437,990

                                    Aldeasa                                                            40,000         1,550,735

                                    Banco Santander                                                     8,000           402,453

                                    Centros Comerciales Pryca                                          25,000           457,408

                                    Corporacion Bancaria de Espana                                     15,000         1,278,763

                                    DOGI                                                               30,000           464,825

                                    Endesa                                                             32,000           765,873

                                    Repsol                                                             20,000         1,110,305

                                                                                                                   ____________

                                                                                                                      6,468,352

                                                                                                                   ____________

                      Sweden--4.8%  Electrolux, Cl. B                                                  13,250         1,317,165

                                    Skandia Forsakrings                                                80,000         1,167,414

                                    Svenska Handelsbanken, Cl. A                                       30,000         1,261,725

                                                                                                                   ____________

                                                                                                                      3,746,304

                                                                                                                   ____________

                 Switzerland--5.6%  Adecco                                                              1,800           740,641

                                    Nestle                                                                250           535,076

                                    Schweizerische Lebensversicherungs-und Rentenanstalt                  875           705,902

                                    Union Bank of Switzerland                                           1,405         2,359,831

                                                                                                                   ____________

                                                                                                                      4,341,450

                                                                                                                   ____________

                       Taiwan--.7%  Taiwan Semiconductor Manufacturing, A.D.R.                         27,800           524,725

                                                                                                                   ____________

             United Kingdom--10.8%  British Sky Broadcasting Group                                    120,000           843,812

                                    COLT Telecom Group                                 (a)             35,000         1,144,905

                                    Diageo                                                             62,208           702,835

                                    Enterprise Oil                                                     70,000           648,113

                                    Gallaher Group                                                    137,000           706,309

                                    Granada Group                                                      20,000           374,919

                                    Misys                                                              16,857         1,016,481

                                    SmithKline Beecham                                                 47,000           508,775

                                    Somerfield                                                        175,000         1,130,629

                                    Viatel                                             (a)            108,000           837,000

                                    Vodafone Group                                                     45,000           494,100

                                                                                                                   ____________

                                                                                                                      8,407,878

                                                                                                                   ____________

                                    TOTAL COMMON STOCKS

                                        (cost $62,002,715)                                                          $73,764,083

                                                                                                                   ============

DREYFUS INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                         MAY 31, 1998

Preferred Stocks-4.0%                                                                               Shares             Value
----------------------------------------------------------------------------------------------  ______________     ____________
                      Brazil--1.0%  Companhia Energetica de Minas Gerais                           23,252,000     $     768,127

                                                                                                                   ____________

                     Germany--2.4%  Henkel KGaA-Vorzug                                                 12,300         1,102,212

                                    ProSieben Media                                                    14,800           737,721

                                                                                                                   ____________

                                                                                                                      1,839,933

                                                                                                                   ____________

                        Italy--.6%  La Rinascente                                                      90,000           482,713

                                                                                                                   ____________

                                    TOTAL PREFERRED STOCKS

                                        (cost $2,300,335)                                                          $  3,090,773

                                                                                                                   =============


                                                                                                   Principal

Short-Term Investments--.6%                                                                         Amount
------------------------------------------------------------------------------------------       ____________

                                    U.S. Treasury Bills;

                    United States;  4.88%, 8/20/1998

                                        (cost $500,513)                                         $.....506,000     $     500,510

                                                                                                                   ============


TOTAL INVESTMENTS (cost $64,803,563)                                                                    99.3%       $77,355,366
                                                                                                       ======      ============
CASH AND RECEIVABLES (NET)                                                                                .7%       $   571,575
                                                                                                       ======      ============
NET ASSETS                                                                                             100.0%       $77,926,941
                                                                                                       ======      ============
Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                              MAY 31, 1998

                                                                                                    Cost               Value
                                                                                                 ____________       ___________
ASSETS:                          Investments in securities--See Statement of Investments          $64,803,563       $77,355,366

                                 Cash                                                                                   477,242

                                 Dividends and interest receivable                                                      370,481

                                 Net unrealized appreciation on forward currency

                                   exchange contracts--Note 4(a)                                                        250,000

                                 Receivable for forward currency exchange contracts                                     182,720

                                 Prepaid expenses                                                                        35,730

                                                                                                                   ____________

                                                                                                                     78,671,539

                                                                                                                    ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           58,714

                                 Due to Distributor                                                                      50,714

                                 Payable for investment securities purchased and forward
                                   currency exchange contracts                                                          539,157

                                 Payable for shares of Common Stock redeemed                                              1,500

                                 Accrued expenses                                                                        94,513

                                                                                                                   ____________

                                                                                                                        744,598

                                                                                                                   ____________

NET ASSETS                                                                                                          $77,926,941

                                                                                                                   ============


REPRESENTED BY:                  Paid-in capital                                                                    $64,083,546

                                 Accumulated distributions in excess of
                                   investment income--net                                                              (132,906)

                                 Accumulated net realized gain (loss) on investments,

                                   foreign currency transactions and forward currency

                                   exchange contracts                                                                 1,194,614

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments, foreign currency transactions and

                                   forward currency exchange contracts                                               12,781,687

                                                                                                                   ____________

NET ASSETS                                                                                                          $77,926,941

                                                                                                                   ============

(300 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED)                                                       5,207,253

NET ASSET VALUE, offering and redemption price per share                                                                 $14.97

                                                                                                                   ============
_______

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                               YEAR ENDED MAY 31, 1998

INVESTMENT INCOME

INCOME:             Cash dividends (net of $188,338 foreign taxes
                                    withheld at source)                                          $  1,155,874

                                 Interest                                                             100,446

                                                                                                 ____________

                                           Total Income                                                            $  1,256,320

EXPENSES:                        Management fee--Note 3(a)                                            634,175

                                 Shareholder servicing costs--Note 3(b,c)                             752,592

                                 Interest expense--Note 2                                             222,161

                                 Custodian fees                                                        96,778

                                 Professional fees                                                     43,181

                                 Directors' fees and expenses--Note 3(d)                               29,558

                                 Prospectus and shareholders' reports--Note 3(b)                       23,546

                                 Registration fees                                                     21,257

                                 Loan commitment fees--Note 2                                             582

                                 Miscellaneous                                                         23,883

                                                                                                 ____________

                                           Total Expenses                                                             1,847,713

                                                                                                                   ____________

INVESTMENT (LOSS)                                                                                                      (591,393)

                                                                                                                   ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                    Net realized gain (loss) on investments and

                                    foreign currency transactions                                $  9,164,359

                                 Net realized gain (loss) on forward currency

                                    exchange contracts

                                        Short transactions                                           (393,306)

                                                                                                 ____________

                                           Net Realized Gain (Loss)                                                   8,771,053

                                 Net unrealized appreciation (depreciation) on investments,

                                    foreign currency transactions and forward currency
                                    exchange contracts                                                                4,023,701

                                                                                                                   ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                               12,794,754

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $12,203,361
                                                                                                                   ============
                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended   Year Ended

                                                                                                May 31, 1998       May 31, 1997

                                                                                                _____________      ____________
OPERATIONS:

   Investment (loss)                                                                           $     (591,393)     $   (170,888)

   Net realized gain (loss) on investments                                                          8,771,053         6,773,463

   Net unrealized appreciation (depreciation) on investments                                        4,023,701         1,844,082

                                                                                                _____________     _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations                             12,203,361         8,446,657

                                                                                                _____________     _____________

DIVIDENDS TO SHAREHOLDERS:

   From investment income--net                                                                        (49,648)         (571,399)

   In excess of investment income--net                                                                     --          (177,176)

   From net realized gain on investments                                                           (9,448,032)       (4,084,610)

                                                                                                _____________     _____________

       Total Dividends                                                                             (9,497,680)       (4,833,185)

                                                                                                _____________     _____________

CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold                                                                  718,709,466       580,556,282

   Dividends reinvested                                                                             8,967,189         4,195,270

   Cost of shares redeemed                                                                       (741,149,267)     (602,381,534)

                                                                                                _____________     _____________

       Increase (Decrease) in Net Assets from Capital Stock Transactions                          (13,472,612)      (17,629,982)

                                                                                                _____________     _____________

          Total Increase (Decrease) in Net Assets                                                 (10,766,931)      (14,016,510)

NET ASSETS:

   Beginning of Period                                                                             88,693,872       102,710,382

                                                                                                _____________     _____________

   End of Period                                                                                $  77,926,941     $  88,693,872

                                                                                                =============     =============

DISTRIBUTIONS IN EXCESS OF INVESTMENT (LOSS)                                                    $    (132,906)    $    (177,176)

                                                                                                _____________     _____________

CAPITAL SHARE TRANSACTIONS:                                                                       Shares            Shares

                                                                                                _____________     _____________

   Shares sold                                                                                     46,522,459        38,309,032

   Shares issued for dividends reinvested                                                             686,615           285,781

   Shares redeemed                                                                               (47,606,404)      (39,620,262)

                                                                                                _____________     _____________

       Net Increase (Decrease) in Shares Outstanding                                                (397,330)       (1,025,449)


                                                                                                =============     =============

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock  outstanding,  total   investment return, ratios to average net assets and
other  supplemental  data  for each period indicated. This  information has been derived from the Fund's financial statements.


                                                                                         Year Ended May 31,

                                                                 ________________________________________________________________

PER SHARE DATA:                                                    1998          1997         1996         1995        1994(1)

                                                                  ______       ______        ______       ______       ______
   Net asset value, beginning of period                           $15.83       $15.49        $13.74       $15.20       $12.50

                                                                  ______       ______        ______       ______       ______

   Investment Operations:

   Investment income (loss)--net                                    (.12)        (.02)          .09          .01          .05

   Net realized and unrealized gain (loss)

       on investments                                               1.17         1.11          1.66        (1.19)        2.74

                                                                  ______       ______        ______       ______       ______

   Total from Investment Operations                                 1.05         1.09          1.75        (1.18)        2.79

                                                                  ______       ______        ______       ______       ______

   Distributions:

   Dividends from investment income--net                            (.01)        (.09)           --         (.01)        (.02)

   Dividends in excess of investment income--net                      --         (.03)           --         (.02)        (.04)

   Dividends from net realized gain on investments                 (1.90)        (.63)           --         (.25)        (.03)

                                                                  ______       ______        ______       ______       ______

   Total Distributions                                             (1.91)        (.75)           --         (.28)        (.09)

                                                                  ______       ______        ______       ______       ______

   Net asset value, end of period                                 $14.97       $15.83        $15.49       $13.74       $15.20

                                                                  ======       ======        ======       ======       ======

TOTAL INVESTMENT RETURN                                             8.42%        7.36%       12.74%        (7.81%)      22.32%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets                1.92%        1.98%        2.04%         1.92%        1.71%(2)

   Ratio of interest expense and loan commitment

       fees to average net assets                                    .27%          --           --            --           --

   Ratio of net investment income (loss)

       to average net assets                                        (.70%)       (.18%)        .62%          .09%         .11%(2)

   Decrease reflected in above expense ratios

       due to undertakings by the Manager                             --           --           --            --          .16%(2)

   Portfolio Turnover Rate                                        167.19%      158.04%       96.45%       40.15%        51.32%(2)

   Net Assets, end of period (000's Omitted)                     $77,927      $88,694     $102,710     $137,909      $179,907
-----------------------------

(1)  From June 29, 1993 (commencement of operations) to May 31, 1994.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

NOTES    TO    FINANCIAL    STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus International Growth Fund (the "Fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering two series including the Fund. The Fund' s investment objective is to provide investors with capital growth. The Dreyfus Corporation ("Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operation; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  During the period ended May 31, 1998, the Fund credited accumulated undistributed net investment income $685,311 and charged accumulated net
realized   gain  on  investments  and  paid-in-surplus  $664,296  and  $21,015, respectively. The results of operations and net assets were not affected by the reclassifications.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended May
31,   1998  was  approximately  $3,607,000,  with  a  related  weighted  average annualized interest rate of 6.16%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 . 75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund' s shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them for advertising and marketing relating to the Fund, at an aggregate annual rate of .50 of 1% of the value of the Fund's average daily net assets. The Distributor may pay one or more Service Agents in respect of distribution services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period ended May 31, 1998, the Fund was charged $433,528 pursuant to the Plan.

  (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 1998, the Fund was charged $211,392 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended May 31, 1998, the Fund was charged $83,746 pursuant to the transfer agency agreement.

  (D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (E) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than six months following the date of issuance.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 1998 amounted to $144,461,611 and $182,054,704, respectively.

In addition, the following summarizes open forward currency exchange contracts at May 31, 1998:

                                    Foreign
                                    Currency                                            Unrealized

   Forward Currency Exchange Contracts                          Amount          Proceeds           Value           Appreciation

  _________________________________                          ___________      ____________      ____________      ______________
Sales:

     British Pounds, expiring 7/17/1998                        5,000,000        $8,390,000        $8,140,000            $250,000

                                                                                                                       =========

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

  (B) At May 31, 1998, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $12,801,803, consisting of $15,194,311 gross unrealized appreciation and $2,392,508 gross unrealized depreciation.

  At May 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS INTERNATIONAL GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Growth Fund (one of the Series constituting Dreyfus International Funds, Inc.) as of May 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Growth Fund at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

July 2, 1998



DREYFUS INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended May 31, 1998:

  --the total amount of taxes paid to foreign countries was $188,338.

  --the total amount of income sourced from foreign countries was $931,045.

  As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 1998 calendar year with Form 1099-DIV which will be mailed by January 31, 1999.

  For Federal tax purposes the Fund hereby designates $.7830 per share as a long-term capital gain distribution (of which 13.41% is subject to the 20% maximum Federal tax rate) of the $1.9130 per share paid on December 10, 1997.